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                                                                   Exhibit 23.1


CONSENT OF INDEPENDENT AUDITORS




We consent to the inclusion in this Annual Report on Form 10-K of Stressgen Biotechnologies Corporation of our report dated February 9, 2001 included in
Item 8.




/s/ Deloitte & Touche LLP


Chartered Accountants

Vancouver, BC
April 2, 2001